UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 6, 2018

FleetCor Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-35004	72-1074903
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5445 Triangle Parkway, Suite 400, Norcross, Georgia		30092
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(770) 449-0479

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 7, 2018, FLEETCOR Technologies, Inc. ("FLEETCOR" or the "Company") amended Article SIXTH, Article TENTH and Article TWELFTH of its Amended and Restated Certificate of Incorporation (the "Charter") to eliminate the super-majority voting requirements in Articles SIXTH, TENTH and TWELFTH of the Charter and replace such super-majority voting requirements with majority voting requirements (such amendments are collectively referred to as the "Charter Amendment"). The Charter Amendment was approved by the Company’s stockholders at the Company’s annual meeting of stockholders held on June 6, 2018.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Charter Amendment, which is attached hereto as Exhibit 3.1 and incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2018, the Company held its 2018 Annual Meeting of Stockholders (the "Annual Meeting"). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. A total of 78,729,410 shares were represented at the Annual Meeting. The following matters were submitted to a vote of the stockholders.

I. Elect three Class II Directors nominated by the Board of Directors for a three-year term:

NOMINEES

Mark A. Johnson
FOR: 62,434,837
WITHHOLD: 12,243,535
BROKER NON-VOTES: 4,051,038

Hala G. Moddelmog
FOR: 70,019,451
WITHHOLD: 4,658,921
BROKER NON-VOTES: 4,051,038

Jeffrey S. Sloan
FOR: 62,614,015
WITHHOLD: 12,064,357
BROKER NON-VOTES: 4,051,038

II. Ratify the selection of Ernst & Young LLP as FLEETCOR’s independent auditor for 2018:

FOR: 78,087,763
AGAINST: 617,063
ABSTAIN: 24,584
BROKER NON-VOTES: 0

III. Advisory vote to approve named executive officer compensation:

FOR: 10,700,691
AGAINST: 63,960,550
ABSTAIN: 17,131
BROKER NON-VOTES: 4,051,038

IV. Amend the Company's Charter to eliminate the supermajority voting provisions in the Charter:

FOR: 74,640,129
AGAINST: 34,171
ABSTAIN: 4,072
BROKER NON-VOTES: 4,051,038

V. Stockholder proposal to declassify the Board of Directors:

FOR: 65,986,352
AGAINST: 8,672,054
ABSTAIN: 19,966
BROKER NON-VOTES: 4,051,038

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of FLEETCOR Technologies, Inc., dated June 7, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FleetCor Technologies, Inc.

June 8, 2018	By:	Brad Slutsky

Name: Brad Slutsky
Title: General Counsel

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